Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 29, 2020 to the

Statutory Prospectus for Class A, Class C, Class R, Class R6, Institutional Class,

Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Water Fund (the "Fund")

Effective October 30, 2020, within the Fund Summary relating to the Fund, the subsection entitled "Management of the Fund — Portfolio Managers" shall be revised to remove all references to Alina Donets as portfolio manager of the Fund and reflect that Andreas Fruschki is designated as portfolio manager of the Fund.

Corresponding changes shall be made to the information relating to the Fund contained in the subsection entitled "Management of the Funds – Investment Manager."

Disclosure Relating to AllianzGI Emerging Markets Small Cap Fund (the "Fund")

The Board of Trustees of Allianz Funds Multi-Strategy Trust has approved the liquidation of the Fund. The anticipated effective date of the Fund's liquidation has changed from October 16, 2020 to November 20, 2020. The following additional details regarding the liquidation of the Fund replace in its entirety the information set forth in the supplement to the statutory prospectus of the Fund dated August 25, 2020 regarding the Fund's liquidation.

Liquidation of the Fund

Effective on or about November 20, 2020 (the "Liquidation Date"), the Fund will be liquidated and dissolved. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the expenses and liabilities of the Fund have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Fund's distributor (the "Distributor"), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "How to Buy and Sell Shares" in the Prospectus. Shareholders may also exchange their shares of the Fund for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the "Trust") or Allianz Funds that offers that class, as described under "How to Buy and Sell Shares — Exchanging Shares" in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Fund

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Fund:

Effective as of the close of business on November 13, 2020, shares of the Fund will no longer be available for purchase by current or new investors in the Fund, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Fund, as described in the Prospectus under "How to Buy and Sell Shares — Exchanging Shares." The Board of Trustees of the Trust and the Distributor each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated September 29, 2020 to the Statement of Additional Information ("SAI") of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Water Fund (the "Fund")

Effective October 30, 2020, the subsection "Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture" under "Management of the Trust" shall be revised to remove all references to Alina Donets as a portfolio manager of the Fund.

Please retain this Supplement for future reference.